UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2007

Entrx Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-2000	95-2368719
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer ID No.)
incorporation or organization)

800 Nicollet Mall, Suite 2690
Minneapolis, Minnesota		55402
(Address of Principal Executive Office)		(Zip Code)

Registrant's telephone number, including area code: (612) 333-0614

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 12, 2007, Kenneth W. Brimmer resigned as a member of the Board of Directors of Entrx Corporation. In addition to his membership on the Board of Directors, Mr. Brimmer was also a member of the Audit Committee, Nominating Committee, Compensation Committee and Stock Options Committee of Entrx Corporation’s Board of Directors. Mr. Brimmer has verbally indicated that because of other pursuits and obligations, he did not have adequate time to devote to his duties as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRX CORPORATION

Date: July 13, 2007	By:	/s/ Brian D. Niebur
Brian D. Niebur, Treasurer and
Chief Financial Officer